SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2008

North American Insurance Leaders, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32837	20-3284412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

885 Third Avenue, 31st Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 319-9407

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 19, 2008, North American Insurance Leaders, Inc. (“NAIL”) announced that its annual meeting of stockholders originally scheduled to be held on February 20, 2008 at 2:00 p.m. local time has been postponed and will now be held at 2:00 p.m. on February 29, 2008. The meeting will take place at its original location, the offices of Sidley Austin LLP at 787 Seventh Avenue, New York, New York 10019. A copy of the press release for such announcement is attached to this Report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press release of North American Insurance Leaders, Inc. dated February 19, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTH AMERICAN INSURANCE LEADERS, INC.
(Registrant)

By:	/s/ PAULA S. BUTLER
Name:	Paula S. Butler
Title:	Executive Vice President

Date: February 19, 2008